Exhibit 99.1

 Raymond James Virtual Investor Meetings  March 11, 2021

 Safe Harbor Statements  Forward-Looking StatementsAll statements, other than statements of historical fact, included in this presentation and any oral statements made regarding the subject of this presentation that address activities, events or developments that Reliant Bancorp, Inc. (the “Company”) expects, believes or anticipates will or may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements relating to the Company upholding its credit quality, the Company's credit quality remaining strong and being a source of strength, the Company having strong momentum as it enters 2021, management’s optimism about the Company's future, and the Company’s strategy for 2021. The words “believe,” “anticipate,” “expect,” “may,” “will,” “assume,” “should,” “predict,” “could,” “would,” “intend,” “targets,” “estimates,” “projects,” “plans,” and “potential,” and other similar words and expressions of the future, are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking, including statements about the Company’s future financial and operating results and the Company’s plans, objectives, and intentions. All forward-looking statements are subject to risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of the Company to differ materially from any results, performance, or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties, and other factors include, among others: (1) the global health and economic crisis precipitated by the coronavirus (COVID-19) pandemic, (2) actions taken by governments, businesses and individuals in response to the coronavirus (COVID-19) pandemic, (3) the pace of recovery when the coronavirus (COVID-19) pandemic subsides, (4) the possible recurrence of the coronavirus (COVID-19), (5) changes in political conditions or the legislative or regulatory environment, including governmental initiatives affecting the financial services industry such as, but not limited to, the Coronavirus Aid, Relief, and Economic Security Act (or CARES Act), (6) the possibility that our asset quality could decline or that we experience greater loan losses than anticipated, (7) increased levels of other real estate, primarily as a result of foreclosures, (8) the impact of liquidity needs on our results of operations and financial condition, (9) competition from financial institutions and other financial service providers, (10) the effect of interest rate increases on the cost of deposits, (11) unanticipated weakness in loan demand or loan pricing, (12) greater than anticipated adverse conditions in the national economy or local economies in which we operate, including in Middle Tennessee, (13) lack of strategic growth opportunities or our failure to execute on available opportunities, (14) deterioration in the financial condition of borrowers resulting in significant increases in loan losses and provisions for those losses, (15) economic crises and associated credit issues in industries most impacted by the coronavirus (COVID-19) pandemic, including the restaurant, hospitality and retail sectors, (16) the ability to grow and retain low-cost core deposits and retain large, uninsured deposits, (17) our ability to effectively manage problem credits, (18) our ability to successfully implement efficiency initiatives on time and with the results projected, (19) our ability to successfully develop and market new products and technology, (20) the impact of negative developments in the financial industry and United States and global capital and credit markets, (21) our ability to retain the services of key personnel, (22) our ability to adapt to technological changes, (23) risks associated with litigation, including reputational and financial risks and the applicability of insurance coverage, (24) the vulnerability of Reliant Bank’s computer and information technology systems and networks, and the systems and networks of third parties with whom the Company or Reliant Bank contract, to unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss, and other security breaches and interruptions, (25) changes in state and federal laws, rules, regulations, or policies applicable to banks or bank or financial holding companies, including regulatory or legislative developments, (26) adverse impacts (including costs, fines, reputational harm, or other negative effects) from current or future litigation, regulatory examinations, or other legal and/or regulatory actions, (27) the risk that expected cost savings and revenue synergies from (a) the merger of the Company and Tennessee Community Bank Holdings, Inc. ("TCB Holdings") (the “TCB Holdings Transaction”) or (b) the merger of the Company and First Advantage Bancorp ("FABK") (the “FABK Transaction” and, together with the TCB Holdings Transaction, collectively, the “Transactions”), may not be realized or may take longer than anticipated to be realized, (28) the effect of the Transactions on our customer, supplier, or employee relationships and operating results (including without limitation difficulties in maintaining relationships with employees and customers), as well as on the market price of the Company’s common stock, (29) the risk that the businesses and operations of TCB Holdings and its subsidiaries and of FABK and its subsidiaries cannot be successfully integrated with the business and operations of the Company and its subsidiaries or that integration will be more costly or difficult than expected, (30) the amount of costs, fees, expenses, and charges related to the Transactions, including those arising as a result of unexpected factors or events, (31) reputational risk associated with and the reaction of our customers, suppliers, employees, or other business partners to the Transactions, (32) the risk associated with Company management’s attention being diverted away from the day-to-day business and operations of the Company to the integration of the Transactions, and (33) general competitive, economic, political, and market conditions, including economic conditions in the local markets where we operate. Additional factors which could affect the forward-looking statements can be found in the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at http://www.sec.gov. The Company believes the forward-looking statements contained herein are reasonable; however, many of such risks, uncertainties, and other factors are beyond the Company’s ability to control or predict and undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. Therefore, the Company can give no assurance that its future results will be as estimated. The Company does not intend to, and disclaims any obligation to, update or revise any forward-looking statement.  Non-GAAP Financial MeasuresThis presentation contains certain financial measures that are not measures recognized under generally accepted accounting principles (“GAAP”) and, therefore, are considered non-GAAP financial measures. Members of Company management use these non-GAAP financial measures in their analysis of the Company’s performance, financial condition, and efficiency of operations. Management of the Company believes that these non-GAAP financial measures provide a greater understanding of ongoing operations, enhance comparability of results with prior periods, and demonstrate the effects of significant gains and charges in the periods presented. Management of the Company also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding underlying operating performance and identifying and analyzing ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the non-GAAP financial measures discussed herein are calculated may differ from the manner in which measures with similar names are calculated by other companies. You should understand how other companies calculate their financial measures similar to, or with names similar to, the non-GAAP financial measures we have discussed herein when comparing such non-GAAP financial measures.The non-GAAP measures in this presentation include “adjusted net interest margin (NIM),” “bank segment adjusted efficiency ratio,” “allowance for loan losses plus unaccreted purchased loan discounts to total loans,” “adjusted pre-tax pre-provision income,” “return on average tangible common equity (ROATCE),“ “tangible book value per common share (TBVPS),“ “tangible common equity to tangible assets (TCE/TA),” “bank segment adjusted net income,” “bank segment adjusted noninterest expense,” “adjusted diluted earnings per share (EPS),” “adjusted annualized return on average assets (ROAA),” and “adjusted annualized return on average tangible common equity (ROATCE).”   1

 Why Reliant?  High Growth, Desirable MarketsFocused, Balanced Business ModelOpportunistic AcquisitionsOrganic, In-Market Loan & Deposit Growth  Balanced, Sustainable GrowthDisciplined Approach to PricingMargin OptimizationFocus on Expense Management  Strong Corporate GovernanceExperienced, Consistent LeadershipStable, Diverse WorkforceClient Focused Service  Scalability of ModelDisciplined Credit CultureConservative Loan Reserves and Purchase DiscountsWell Capitalized  Strategic Focus  Company Culture  Profitability and Growth  Financial Strength  2  2

 Experienced, Committed Leadership Team  3  Source: S&P Global Market Intelligence    DeVan Ard, Jr. Chairman and CEO      Former Area Executive in Middle Tennessee at AmSouth Bank Founder of Reliant Bank in 2006  39 years of banking experience / 15 years at RBNC / 21 years in Middle TN    Jerry CookseyEVP, Chief Financial Officer      30 years of banking experience / 8 years at FABK/RNBC / 8 years in Middle TN        Alan MimsEVP, Chief Credit Officer    Bill FitzgeraldEVP, Chief Risk Officer    Kim YorkEVP, Chief Strategy Officer    John R. WilsonPresident      Executive Vice President – Chief Credit Officer since December 2017Former Senior Examiner and Case Manager for the Federal Reserve Bank of Atlanta  30 years of banking experience / 3 years at RBNC / 3 years in Middle TN      Former Banking Group Audit Partner for Carr, Riggs & Ingram, LLCHolds CPA, CRMA & CFSA Professional Designations  35 Years of accounting and risk experience / 35 Years in Middle TN    31 years of banking experience / 15 years at RBNC / 30 years in Middle TN      Executive Vice President – Chief Strategy Officer since March 2017Former Senior Vice President and Chief Marketing Officer at Ascend Federal Credit Union  24 years of banking experience / 3 years at RBNC / 24 years in Middle TN                Former Chief Lending Officer of Reliant BankFormer Spring Hill Market President for Cumberland Bank  Mark RymanEVP, Chief Lending Officer    Former CFO of First Advantage Bancorp and First Advantage BankTransitioned to Reliant Bank as Chief Administrative Officer prior to assuming CFO role.  34 years of banking experience / 15 years at RNBC / 34 years in Middle TN  Former Davidson & Williamson Counties Market President of Reliant BankHeld various roles with First American Bank, Bank of Nashville & Premier Bank of Brentwood

 Digital Channel Initiatives    EmployeesEnsuring Health and Safety of our Team Members    CommunitiesHelping the Communities we Serve            CommunitiesHelping the Communities we Serve          CommunitiesHelping the Communities we Serve  Seek opportunities to improve digital channel interactions through diversified improvements in new technologies.   Expand and Invest in Digital Channels  Augment telephone software with new contact center software.Service client support calls through the new centralized contact center. Offer live chat, email and SMS support leveraging the call center through all digital channels; website, online banking, mobile app, search engine interactions and social media.Service online loan payment platform for all consumer loan types. Pivot branch service to focus on sales, not support.   Tight integration into contact center with a focus on creating a personalized sales and service experience to web visitors. Leverage new web technologies to improve speed and performance through scalable content interactions.Optimize the new website for personalized interactions, improvements to SEO and with a focus on lead generation for new accounts.   Implement appointment booking software with deep integration into existing technologies. Offer appointment booking through owned digital properties such as website and the mobile app as well as through Google search and social media, allowing customers to choose their point of interaction. Implement lobby queue management to increase staff efficiency and promote branch sales and new account generation.   Stand-up Contact Center  Redesign and relaunch website.  Support by-appointment branch model  AI Chatbot with capability to integrate into existing and new platforms.Video chat support leveraging contact center to create new digital experiences.   Begin discovery for next phase  4

 Digital Channel Usage    10.8%  Mobile DepositsTotal Items  14,929 vs 16,541Q4 2019 vs Q4 2020    7.5%  Mobile DepositsTotal Dollars  $12,116,363,84 vs $13,022,222.62Q4 2019 vs Q4 2020    8.1%  Customer ATM UsageTotal Items  87,910 vs 80,747Q4 2019 vs Q4 2020    7.3%  Customer ATM UsageTotal Dollars  $13,066,990.83 vs $14,025,359.60Q4 2019 vs Q4 2020    39.4%  Online TransfersTotal Items  105,160 vs 146,637Q4 2019 vs Q4 2020    40.9%  Online TransfersTotal Dollars  $446,898,406.99 vs $629,501,476.02Q4 2019 vs Q4 2020    3.2%  Debit Card UsageTotal Items  2,224,705 vs 2,296,409Q4 2019 vs Q4 2020    12.6%  Debit Card UsageTotal Dollars  $88,391,932.63 vs $99,569,770.53Q4 2019 vs Q4 2020    6.3%  Branch TransactionsTotal Capture  484,541 vs 454,035Q4 2019 vs Q4 2020    7.6%  Branch TransactionsTotal Transactions  670,916 vs 619,673Q4 2019 vs Q4 2020  5

 Reliant Bank Franchise Overview  Commercially-oriented bank headquartered in Brentwood, Tennessee Focused on fast-growing Middle Tennessee markets and the acquisitions of Tennessee Community Bank Holdings, Inc and First Advantage Bancorp(1)2nd largest community bank(2) by deposits headquartered in the Nashville MSA and 10th largest bank by deposits in TennesseeConcentrated on building in-market banking relationships; 82% of top 50 loan relationships have related deposits at the bankExperienced management team with extensive local market knowledge7.7% insider ownership among management and the board of directors  Q4 ‘20 Financial Summary  Key Franchise Highlights  Source: S&P Global Market Intelligence, Factset Financial data as of or for the three months ended 6/30/20; ownership data as of 1/25/21; pricing data as of 1/25/21Completed on January 1, 2020 and April 1, 2020 respectivelyCommunity bank defined as institutions with total assets less than $10 billionNon-GAAP figures. Refer to appendix for “reconciliation of non-GAAP financial measures”  Pro Forma Branch Network            RBNC Branches (27)        (3)  (3)                          RBNC LPO (1)  6    Market Information  Price Per Share (1/25/21)  $20.59  Market Cap. ($mm)  $343  Price / Tang. Book  134  %  Price / '20 EPS  10.2  x  Balance Sheet ($mm)  Total Assets  $3,027  Loans Held for Investment  2,301  Deposits  2,579  Tangible Common Equity  256  Loans Held for Investment / Deposits  89.2  %  MRQ Profitability  Reported ROAA  1.60  %  ROATCE  19.38  %  Asset Quality  NPAs / Loans + OREO  0.40  %  Reserves / NPLs  344.7  Reserves / Loans Held for Investment  0.90  Capital Ratios - RBNC  Tang. Com. Equity / Tang. Assets  8.7  %  Leverage Ratio   8.9  CET1 Ratio  10.2  Tier 1 Capital Ratio  10.7  Total Capital Ratio  14.0  Loan Concentration  C&D Loans / Total Bank Capital  101  %  CRE Loans / Total Bank Capital  284

 Source: S&P Global Market Intelligence; Company Filings  2006  Our History    Total Assets($mm)  RBNC  Commerce Union Bank            1/9/2006Reliant Bank established  4/28/2014Commerce Union and Reliant announce merger of equals  7/7/2015Stock (ticker symbol CUBN) begins trading on Nasdaq  2006  2014  2017  2018  8/14/2006Commerce Union Bank established  4/1/2015Commerce Union and Reliant close merger. $791 million in assets  6/30/2017Surpassed$1 billion inassets  12/31/2017Officially rebranded as Reliant Bancorp, Inc.  2006  2015      2019  1/1/2018Completed acquisition of Community First  10/22/2018Opened Chattanooga branch  9/16/2019Announced acquisition of Tennessee Community Bank Holdings  10/23/2019Announcedacquisition ofFirst Advantage Bancorp      8/23/2017Announced acquisition of Community First & $25 million Private Placement  2007  2008  2009  2010  2011  2012  2013  2014  2015  2016  2017  2018  2019  $111  $205  $317  $382  $379  $363  $385  $385  $450  $35  $98  $133  $148  $187  $209  $232  $253  $296  $876  $912  $1,125  $1,724  $1,898  2020  1/1/2020Completed acquisition of Tennessee Community Bank Holdings  04/01/2020Completed acquisition of First Advantage Bancorp  2020  $3,027  7

 Q4 2020 Financial Highlights & Results  Financial Highlights  Financial Results  Note: Non-GAAP measure. Refer to appendix for “reconciliation of non-GAAP financial measures.”Annualized.       Consistent earnings growth; Diluted EPS for the quarter increased 97% year-over-year to $0.73.Quarterly net income included $2.8 million of pre-tax, net purchase accounting accretion ($0.12 increase to Diluted EPS).Adjusted NIM(1) increased 73 bps to 4.09% year over year and 11 bps from the linked quarter in the midst of a challenging interest rate environment.Loans held for investment declined 2% from the linked quarter. However, loan yields, excluding purchase accounting accretion, increased 4 bps over the linked quarter.Noninterest-bearing demand deposits continued to grow faster than overall deposits, accounting for 22% of all deposits at December 31, 2020. Cost of funds declined 7 bps from the linked quarter to 0.72%.Bank segment adjusted efficiency ratio, has improved 25% over the prior year to 47.2% for the fourth quarter as we continue to leverage our expense base and grow income.Asset quality metrics remain strong.Allowance for loan loss and unaccreted purchased loan discounts comprised 1.62% of total loans, at December 31, 2020. Charge-offs during the quarter were minimal.Liquidity and capital levels provide a solid foundation for future growth.Noninterest income during the quarter (BOLI proceeds) provided the opportunity to a) restructure our balance sheet, improving future NIM and, b) accelerate projects and related expenses into 2020, improving our infrastructure and future expense run rate.Tangible book value rebounded to recover nearly all dilution from 2020 mergers.Increased dividend 20% and announced $10M share repurchase program in 1Q21.        $ in millions, except per share data        Profitability (Q4’20):        Net Income  $  12.2    Adjusted Pre-tax Pre-provision Income(1)  $  17.3    Diluted EPS  $  0.73    ROAA (2)  1.60    %  ROAE (2)  15.48    %  ROATCE (1,2)  19.38    %  Efficiency Ratio  54.9    %  Bank Segment Adjusted Efficiency Ratio (1)  47.2    %  Net Interest Margin  4.48    %  Adjusted Net Interest Margin (1)  4.09    %  Balance Sheet (12/31/20):        Total Loans  $  2,301    Total Deposits  $  2,579    TBVPS (1)  $  15.39    TCE/TA (1)  8.65    %  Asset Quality (12/31/20):        NPAs to Total Assets  0.31    %  Net Charge-Offs (Recoveries) to Average Loans(2)  0.03    %  Allowance for Loan Loss to Total Loans  0.90%  8

 Nashville MSA Deposit Market Share  Top 25 Deposit Market Share  Note: Dollars in millions; Deposit market share data as of 12/31/20Source: S&P Global Market IntelligenceCommunity bank defined as an institution with less than $10 billion in total assets  9

 Clarksville MSA Deposit Market Share  Top Deposit Market Share  Note: Dollars in millions; Deposit market share data as of 12/31/20Source: S&P Global Market IntelligenceCommunity bank defined as an institution with less than $10 billion in total assets  10

 RNBC Market Demographics  Overview of RNBC Market Footprint  High Growth Markets with a Strong Business Environment Nashville has ranked within the top 10 large metros for job growth and population growth for the past eight yearsRNBC is the 10th largest bank in Nashville MSA and 3rd largest bank in Clarksville MSA based on depositsRNBC markets are expected to experience a 10.4% increase in household income though 2026, compared to the expected national growth of 9.0%10 Fortune 500 Companies are headquartered in the state of TennesseeNashville MSA is home to 16 universities and colleges; most prominent is Vanderbilt with a total enrollment of over 12,000 students.Clarksville MSA is home to five universities and colleges; most prominent is Austin Peay University with over 10,000 students and faculty  2021 – 2026 Projected Population Growth (%)  Source: S&P Global Market Intelligence, Nashville Area Chamber of Commerce  Nashville Rankings: “The New ‘it’ City” – NY Times  #1  In Metropolitan EconomicStrength Rankings  #4  Best Place forNew Businesses  #3  Best City forYoung Professionals  #5  Overall Job Creation within Surge Cities Index for best places for startups  Select Companies with Major Nashville Presence  Nashville as a Market  Actual Est. 2026 Population (000)  2,098  327  11

 Best Performing Cities in 2021:Provo, UtahPalm Bay, FloridaAustin, TexasSalt Lake City, UtahRaleigh, North CarolinaBoise, IdahoPhoenix, ArizonaNashville, TennesseeOgden, UtahHuntsville, AlabamaFoundations for Growth and RecoveryThe best-performing cities index tracks MSA’s economic performance using a set of metrics including:Job CreationWage GainsHigh-tech GDP GrowthTop-performers have organized strategies allowing them to withstand economic downturns and leverage their strong suits more effectively  Attractive Nashville Market Positioned to Realize Further Growth  Source: Milken Institute, Leaf Chronicle, Nashville Business Journal   Nashville  #8  2021 Rank  Nashville Metro Trending Upwards  12  #14  2020 Rank    Greater Nashville Recent Investment      Microvast Inc. a Chinese battery manufacturer headquartered in Texas, is investing $220mm into a 600,000 sqft. manufacturing plant in Clarksville, TennesseeThe first American plant for the company which already has operations in London, Germany and ChinaA move that further deepens Greater Nashville's emphasis on the automotive industry that already houses Nissan, VW, and General Motors  Hankook Tire, a South Korean tire manufacturer, is moving forward with phase 2 of their tire plant expansion bringing the total investment to ~$1bn in Montgomery CountyThe company was attracted to the area because of the availability of suitable locations, quality of local workforce and cooperation from local government Several large automakers which are Hankook customer targets are in close proximity as well, adding to the growing automotive industry in the Greater Nashville area

 Bank Segment Performance Continues to Improve   Bank Segment - Adjusted Net Income (1, 2)  Note: $ in millions, unless otherwise specified. Data as of or for the three months ended each respective quarter or twelve months ended each respective year. The Bank Segment includes all entities included in the Consolidated Financial Statements other than Reliant Mortgage Ventures, LLC.Non-GAAP measure. Refer to appendix for “reconciliation of non-GAAP financial measures.”  Bank Segment - Adjusted Noninterest Expense (1, 2)          51.8%    13

 Delivering Shareholder Value  Reported and Adjusted Diluted EPS(1)  Tangible Book Value per Share(1)  Reported and Adjusted ROAA(1,2)  Reported and Adjusted ROATCE(1,2)  Note: Data as of or for the three months ended each respective quarter. 1. Non-GAAP measure. Refer to appendix for “reconciliation of non-GAAP financial measures.”2. Annualized.    Reported Metrics    Adjustments due to merger expenses          14

     Balancing Growth and Profitability                Coupon + Fees:  Loan Portfolio (1)  Note: $ in millions, unless otherwise specified. Data as of or for the three months ended each respective quarter or twelve months ended each respective year. Does not include loans held for sale. Increase in Manufactured Housing loans due to acquisition of First Advantage Bank. Increase in PPP loans due to government stimulus program.  Loan Yields  (2)      4.67%  4.66%  4.96%  5.15%  5.10%  5.02%  5.10%  5.11%  5.13  %    CAGR: 36.3%  15

   Diverse Deposit Portfolio Mix  Cost of IB Deposits:  Cost of Funds:  Note: $ in millions, unless otherwise specified. Data as of or for the three months ended each respective quarter or twelve months ended each respective year.   Wholesale and Institutional Deposits  0.49%  0.73%  1.16%  1.67%  1.37%  0.99%  0.82%  0.70%  0.40%  0.61%  0.96%  1.42%  1.11%  0.79%  0.62%  0.51%  0.43%  0.66%  1.07%  1.48%  1.30%  0.91%  0.79%  0.72%  Total Deposits  % of Total Deposits:            Wt. Avg. Cost:  Wt. Avg. Duration (Months):  1.85%  1.13%  0.37%  0.33%  0.25%            2.04  1.96  3.91  3.48  4.61  Cost of Total Deposits:    24.7%  20.1%  13.9%  14.8%  12.1  %    CAGR: 35.5%    16

 Well Capitalized and Strong Liquidity Position  Note: $ in millions, unless otherwise specified. December 31, 2020 capital ratios are estimated, as applicable regulatory reports have not yet been filed.  Liquidity Sources   Mar-20  Jun-20  Sep-20   Consolidated Capital Ratios (1)    4.0% Tier I Leverage Minimum Capital Adequacy   Liquidity Metrics      Tier I leverage  10.4%    9.7%    8.9  %  Common equity Tier 1  11.6%    10.6%    10.2  %  Tier I risk-based capital  12.4%    11.3%    10.7  %  Total risk-based capital  13.3%    16.0%    14.0%  17

 Disciplined Credit Culture  Allowance for Loan Loss + Purchase Discounts(1)  Net Charge-Offs (Recoveries) / Average Loans(2)  Nonperforming Assets / Total Assets  Note: Data as of or for the three months ended each respective quarter.Non-GAAP measure. Refer to appendix for “reconciliation of non-GAAP financial measures.”Data has been annualized     18        Criticized + Classified Loans / Gross Loans

 Diversified CRE Portfolio  C&D Portfolio  Commercial Real Estate Portfolio  Note: $ in millions, unless otherwise specified. Data as of or for the three months ended each respective quarter.  124%  120%  99%  105%  101%  198%  199%  204%  192%  183%  Outstanding balance as a % of Total Capital      19

 Hospitality Portfolio – Granular Portfolio with Conservative Credit Profile  Note: Data as of or for the three months ended December 31, 2020 (1) Represents committed loan amount.  Local vs. National (1)  Term vs. Construction (1)  Portfolio Highlights  Hotel Flags (1)  4.86% of Total Portfolio(1)Portfolio totals as of Q4 ’20: Term: $95.1 million, 32 borrowers with an average loan size of $3.5 millionConstruction: 5 projects totaling $45.2 million with $16.7 million fundedPrimarily limited-service national franchisesStrong LTVs and DSCRsWeighted average LTV – 58.61% Weighted average DSCR – 2.19xNo nonperforming loans in segmentNo charge-offs in categories in 2019 or 2020Average seasoning of 61 monthsAll secured by first liens on real estate and FFE   (Pre-Covid-19)    ($mm)    Term      Construction    Total Oustanding    $95.1      $16.7    Total Committed    $95.1      $45.2    Avg. LTV    62.10%    54.41%    ($mm)    Local      National    Total Oustanding    $7.6      $104.2    Total Committed    $7.6      $132.7    Avg. LTV    62.84%    59.42  %  Avg. DSCR    1.35x      1.62x      ($mm)    Full Portfolio  Total Oustanding    $111.8  Total Committed    $140.3  Total Entities    32  Average Exposure per Entity    $4.4  20

 Retail CRE Portfolio  Note: Data as of or for the three months ended December 31, 2020 Represents committed loan amounts.  Total $93.7 million  Total $124.4 million  Portfolio Statistics  Burger King  Non-Owner-Occupied by Property Type (1)   Term vs. Construction (1)  Portfolio Highlights  Construction by Property Type (1)  No past dues in categories at 12/31/2020No charge-offs in categories in 2019 or 2020Retail Anchored Tenants (Primarily Publix, CVS, Large National Retailers) Avg. Loan Size - $3.4 million Committed Balance - $37.6 millionAvg. DSCR – 1.09xAvg. LTV – 50.74%Retail Non-Anchored Tenants - 154 CustomersAvg. Loan Size - $1.04 million Committed Balance - $163 millionAvg. DSCR – 2.78xAvg. LTV – 58.68%Retail Single Credit Tenant (Largest Concentration – Dollar General, AT&T)Committed Balance - $38 million Avg. DSCR – 1.33xAvg. LTV – 57.60%  DSCR and ‘Other’ brand numbers under progress  Show % of total  Show % of total  TBU  TBU – Restaurant Data    ($mm)    Term      Construction    Total Oustanding    $233.1      $19.9    Total Committed    $239.3      $24.6    Avg. LTV    64.07%    76.69%  ($mm)    Retail Non-Anchored Tenants    Retail SIngle-Credit Tenant    Retail Anchored Tenants  Total Oustanding    $155.0    $37.2    $37.5  Total Committed    $165.0    $38.0    $37.6  Avg. DSCR    2.77x    1.3x    1.09x    ($mm)    Retail Non-Anchored Tenants    Retail SIngle-Credit Tenant    Retail Anchored Tenants  Total Oustanding    $15.8    $1.1    $3.0  Total Committed    $19.7    $1.8    $3.1  Avg. DSCR    1.58x    1.43x    1.51x    21

 Top Loan Portfolio Segments  22

 Highly Profitable Manufactured Housing Segment  23  Leadership team has been together for nearly 10 years, with over 20 years in MH industryDirect-to-consumer lending in eight states with select dealer networkAll credits are manually underwritten using proprietary method that has significantly lower risk tolerance than industry practicesWeighted average rate of 9.01%(1)Past dues consistently run less than half the industry norm(2)Chargeoffs remain consistently low  As of December 31, 2020Source: ABA Consumer Credit Delinquency Bulletin as of September 30, 2020.  Manufactured Housing Performance  Geographies

 Providing Relief to Customers - Loan Modifications    ($ in thousands)  Active Modifications May 31, 2020            Active Second ModificationsFebruary 28, 2021            Amount      % of Total      Amount      % of Total    C&I   $  34,851    1.5%    $  97    —  %  Church / Consumer / Medical  24,809      1.1%    —      —  %  CRE   291,232      12.9%    181      —  %  Hospitality   96,047      4.3%    21,179      0.9  %  Multifamily   14,757      0.7%    13,000      0.6  %  Restaurant   54,067      2.4%    —      —  %  Manufactured Housing  14,887      0.7%    —      —  %  Total Modifications  $  530,650    23.6%    $  34,457    1.5  %  Portfolio Totals at Each Period End   $  2,258,390          $  2,272,478        24

 Our Strategy for 2021    Hire selectively to prepare for future growthBuild out and optimize digital channel - the following initiatives are part of our digital roadmap:Branch appointment booking and lobby queue management that is integrated into the website, online banking and the mobile appCustomer support using chat and SMS integrated into the website, online banking and the mobile appA full redesign of the website with a focus on personalized interactionsPursue coveted M&A opportunitiesOngoing focus on asset quality, organic earning-asset generation, and improved funding mixLeverage market presence in new markets as well as markets gained through acquisitionsBranch consolidation projectNoninterest expense control  25

 Appendix

 Reconciliation of Non-GAAP Financial Measures  27

 Reconciliation of Non-GAAP Financial Measures  (Dollars in thousands, except per share data)  December 31, 2020        September 30, 2020        June 30, 2020        March 31, 2020        December 31, 2019      Tangible common equity to tangible assets:                                        Tangible common equity:                                        Total shareholders' equity  $  321,972      $  307,086      $  295,543      $  234,672      $  223,753    Less: intangible assets  (65,743)    (63,326)    (63,351)    (61,209)    (50,912)  Tangible common equity  $  256,229      $  243,760      $  232,192      $  173,463      $  172,841    Tangible assets:                                        Total assets  $  3,026,535      $  3,044,512      $  2,991,612      $  2,177,788      $  1,901,842    Less: intangible assets  (65,743)    (63,326)    (63,351)    (61,209)    (50,912)  Tangible assets  $  2,960,792      $  2,981,186      $  2,928,261      $  2,116,579      $  1,850,930    Tangible common equity to tangible assets:  8.65%    8.18%    7.93%    8.20%    9.34    %                                          Tangible book value per share:                                        Tangible common equity  $  256,229      $  243,760      $  232,192      $  173,463      $  172,841    Total shares of common stock oustanding  16,654,409        16,634,572        16,631,604        12,014,495        11,206,254      Tangible book value per share  $  15.39      $  14.65      $  13.96      $  14.44      $  15.42                                            Allowance for loan losses plus unaccreted loan purchase discounts:                                        Allowance for loan losses  $  20,636      $  19,834      $  18,237      $  15,121      $  12,578    Unaccreted loan purchase discounts  16,634        18,939        21,939        4,586        2,909      Allowance for loan losses plus unaccreted loan purchase discounts:  $  37,270      $  38,773      $  40,176      $  19,707      $  15,487    Total loans  2,300,783        2,357,898        2,317,324        1,619,703        1,409,952      Allowance for loan losses plus unaccreted purchased loan discounts to total loans  1.62%    1.64%    1.73%    1.22%    1.10%                                          28

 Segment Income Statements & Reconciliation of Non-GAAP Financial Measures    29